HTCC Investor Presentation for the period ended September 30, 2008 November 19, 2008 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") contains “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation
Reform Act of 1995. These and all forward-looking statements are only predictions or statements of current plans that are constantly under review by the Company. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including:
fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the
Company invests in new business opportunities and the timing of those investments; the mix of services sold;
competition; management of growth and expansion; the integration of Invitel, Tele2 Hungary, and Memorex; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission, which are available on the Company’s website, www.htcc.hu and on the SEC’s website, www.sec.gov. Accordingly, investors are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Martin Lea Chief Executive Officer

Highlights I.
The Hungarian forint appreciated against the U.S. dollar by 17% and 15%, respectively, during the quarter and nine month period ended September 30, 2008 compared to the average Hungarian forint/U.S. dollar exchange rates in 2007.
Our pro-forma* consolidated revenue in U.S. dollars increased by 10% and 8%, respectively, for the quarter and nine month period ended September 30, 2008 compared to the prior year. In HUF terms, our pro-forma* consolidated revenue decreased by 6% both for the quarter and nine month period ended
September 30, 2008 compared to the prior year.
Our pro-forma* consolidated segment gross margin in U.S. dollars increased by 14% both for the quarter and nine month period ended September 30, 2008 compared to the prior year. In HUF terms, our pro-
forma* consolidated segment gross margin decreased by 2% for the quarter ended September 30, 2008 compared to the prior year and was on the same level for the nine month period ended September 30,
2008 compared to 2007.
Our pro-forma* gross margin percentage was 72% and 71%, respectively, for the quarter and nine month period ended September 30, 2008 compared to 69% and 68%, respectively, for the quarter and nine month period ended September 30, 2007.
*   Pro-forma financial information in this presentation assumes that HTCC, Invitel, Tele2 Hungary and Memorex had been combined as of the beginning of the applicable period. The unaudited pro-forma financial information has not been prepared in accordance with Article 11 of Regulation S-X.
** Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 8-11.

Highlights II.
Our pro-forma Adjusted EBITDA** in U.S. dollars grew by 24% to $193.4 million for the nine month period ended September 30, 2008 and by 24% to $68.6 million for the quarter ended September 30,
2008 compared to the prior year. In HUF terms, our pro-forma Adjusted EBITDA** grew by 8% to HUF
31.5 million for the nine month period ended September 30, 2008 and by 7% to HUF 10.8 million for the quarter ended September 30, 2008 compared to the prior year.
Our pro-forma* Adjusted EBITDA margin was 45% and 44%, respectively, for the quarter and nine month period ended September 30, 2008 compared to 40% and 38%, respectively, in 2007.
On August 28, 2008 we closed the transaction to acquire the remaining 4.3% of Memorex from the minority shareholders, which gave us 100% ownership of the equity in Memorex.
In October 2008 we entered into derivative transactions, which resulted in the effective unwinding of a substantial portion of our hedging positions. We effectively terminated the hedging agreements with respect to the 2004 Notes and the 2007 Notes and terminated 50% of the hedging agreements with respect to the euro-denominated part of the Amended Facilities Agreement.
*   Pro-forma financial information in this presentation assumes that HTCC, Invitel, Tele2 Hungary and Memorex had been combined as of the beginning of the applicable period. The unaudited pro-forma financial information has not been prepared in accordance with Article 11 of Regulation S-X.
**   Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 8-11.

2007.01
2007.03
2007.05
2007.07
2007.09
2007.11
2008.01
2008.03
2008.05
2008.07
2008.09
2008.11

2004.04
2004.08
2004.12
2005.04
2005.08
2005.12
2006.04
2006.08
2006.12
2007.04
2007.08
2007.12
2008.04
2008.08

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Hungarian Economic and Market Overview
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates
225,00
230,00
235,00
240,00
245,00
250,00
255,00
260,00
265,00
270,00
275,00
280,00
5,00%
6,00%
7,00%
8,00%
9,00%
10,00%
11,00%
12,00%
13,00%
The forint traded in the range of 230 - 245
HUF/EUR during the course of Q3 compared to
245 - 265 HUF/EUR levels during Q1 and Q2.
As a result of the current international
financial crisis the forint weakened up to 285
HUF/EUR in October 2008. The forint currently
trades at an exchange rate of 270 HUF/EUR.
The National Bank of Hungary hiked its base
rate by 300 bps from 8.50% to 11.5% in October
2008 in order to increase appetite for HUF
assets and thereby strengthening the forint.
In order to overcome the lack of liquidity of
the domestic money market the Government
has reached an agreement with the IMF and
the ECB to provide a credit line of EUR 20
billion to Hungary.
The government is committed to decrease the
budget deficit to 2.6% of GDP as a result of
cancellation of tax cuts planned to 2009 and
reduction of primary government expenditure
by 2% of GDP.

Pro-Forma Financial Statements
for the quarter ended September 30, 2008
Note:
The average HUF/USD exchange rates were 183.27 HUF/USD in Q3 2007 and 157.15 HUF/USD in Q3 2008.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***)  EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
Revenue 24 068 25 495 (1 427) (6%) 153 058 139 317 13 741 10%
Segment Cost of Sales (6 846) (7 889) 1 043 13% (43 540) (43 104) (436) (1%)
Segment Gross Margin 17 222 17 606 (384) (2%) 109 518 96 213 13 305 14%
Gross Margin % 72% 69% 72% 69%
(6 431) (7 516) 1 085 14% (40 983) (41 027) 44 0%
Adjusted EBITDA** 10 791 10 090 701 7% 68 535 55 186 13 349 24%
Adjusted EBITDA Margin %*** 45% 40% 45% 40%
Cost of integration and restructuring (213) (569) 356 63% (1 526) (3 110) 1 584 51%
Due diligence expense (182) (26) (156) (600%) (1 139) (148) (991) (670%)
Vacation accrual 74 49 25 51% 431 249 182 73%
Turkey start up expense (203) (155) (48) (31%) (1 278) (838) (440) (53%)
Other one-off items (669) (870) 201 23% (4 189) (4 691) 502 11%
EBITDA** 9 598 8 519 1 079 13% 60 834 46 648 14 186 30%
EBITDA Margin %*** 40% 33% 40% 33%
For the quarter
ended September 30,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the quarter
ended September 30,

Pro-Forma Financial Statements
for the quarter ended September 30, 2008
Note:
The average HUF/USD exchange rates were 183.27 HUF/USD in Q3 2007 and 157.15 HUF/USD in Q3 2008.
(*)   EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
EBITDA* 9 598 8 519 1 079 13% 60 834 46 648 14 186 30%
EBITDA Margin %** 40% 33% 40% 33%
Depreciation and amortization (5 481) (6 148) 667 11% (34 771) (33 480) (1 291) (4%)
Financing expenses, net (4 540) (3 880) (660) (17%) (29 011) (21 801) (7 210) (33%)
Foreign exchange gains (losses), net (1 952) (1 507) (445) (30%) (11 387) (7 949) (3 438) (43%)
Gains (losses) on derivatives 1 148 1 375 (227) (17%) 6 348 7 071 (723) (10%)
Gains (losses) on warrants -              -              - n/a -              -              - n/a
Taxes on net income (2 313) (767) (1 546) (202%) (14 277) (4 009) (10 268) (256%)
Convertible Pref Stock Dividends (4) (4) -          n/a (26) (21) (5) (24%)
Minority interest -              1 (1) n/a 2 2 -          -
Net profit / (loss) for the period (3 544) (2 411) (1 133) (47%) (22 288) (13 539) (8 749) (65%)
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the quarter
ended September 30,
(in thousands of USD) (in millions of HUF)
For the quarter
ended September 30,

Pro-Forma Financial Statements
for the nine month period ended September 30, 2008
Note:
The average HUF/USD exchange rates were 186.73 HUF/USD in YTD Q3 2007 and 162.97 HUF/USD in YTD Q3 2008.
(*)    Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)   EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***)  EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
Revenue 72 158 76 475 (4 317) (6%) 442 774 409 553 33 221 8%
Segment Cost of Sales (20 580) (24 655) 4 075 17% (126 281) (132 035) 5 754 4%
Segment Gross Margin 51 578 51 820 (242) 0% 316 493 277 518 38 975 14%
Gross Margin % 71% 68% 71% 68%
(20 059) (22 661) 2 602 11% (123 086) (121 360) (1 726) (1%)
Adjusted EBITDA** 31 519 29 159 2 360 8% 193 407 156 158 37 249 24%
Adjusted EBITDA Margin %*** 44% 38% 44% 38%
Cost of integration and restructuring (2 179) (1 850) (329) (18%) (13 371) (9 905) (3 466) (35%)
Due diligence expense (397) (157) (240) (153%) (2 436) (843) (1 593) (189%)
Vacation accrual (131) (251) 120 48% (804) (1 342) 538 40%
Turkey start up expense (517) (273) (244) (89%) (3 173) (1 464) (1 709) (117%)
Other one-off items (1 329) (1 569) 240 15% (8 154) (8 399) 245 3%
EBITDA** 26 966 25 059 1 907 8% 165 469 134 205 31 264 23%
EBITDA Margin %*** 37% 33% 37% 33%
For the period
ended September 30,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the period
ended September 30,

Pro-Forma Financial Statements
for the nine month period ended September 30, 2008
Note:
The average HUF/USD exchange rates were 186.73 HUF/USD in YTD Q3 2007 and 162.97 HUF/USD in YTD Q3 2008.
(*)   EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
EBITDA* 26 966 25 059 1 907 8% 165 469 134 205 31 265 23%
EBITDA Margin %** 37% 33% 37% 33%
Depreciation and amortization (15 652) (16 967) 1 315 8% (96 044) (90 867) (5 177) (6%)
Financing expenses, net (14 875) (14 622) (253) (2%) (91 278) (78 782) (12 496) (16%)
Foreign exchange gains (losses), net 3 332 905 2 427 268% 20 444 4 845 15 599 322%
Gains (losses) on derivatives (5 091) (10 813) 5 722 53% (31 238) (57 908) 26 670 46%
Gains (losses) on warrants -              (2 904) 2 904 100% -              (15 075) 15 075 100%
Taxes on net income (3 056) 1 201 (4 257) (354%) (18 752) 6 430 (25 182) (392%)
Convertible Pref Stock Dividends (13) (14) 1 7% (78) (73) (5) (7%)
Minority interest -              1 (1) n/a (1) 4 (5) (125%)
Net profit / (loss) for the period (8 389) (18 154) 9 765 54% (51 478) (97 221) 45 743 47%
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the period
ended September 30,
(in thousands of USD) (in millions of HUF)
For the period
ended September 30,

Pro-Forma Revenue Summary
for the quarter ended September 30, 2008
Mass Market Voice In: change in Mass Market Voice In revenue for the quarter ended September 30, 2008 compared to the prior year is principally due to line churn and lower ARPUs due to lower level of tariffs driven by the market.
Mass Market Voice Out: change in Mass Market Voice Out revenue was principally driven by the decrease in the number of lower margin ex-Tele2 carrier select customers, resulting in revenue decrease in ex-Tele2 of 46% to HUF
1.0 billion for the quarter ended September 30, 2008 compared to HUF 1.8 billion in the same quarter prior year.
Business: increase in Business revenue for the quarter ended September 30, 2008 compared to the prior year was mainly the result of efforts to increase market share in the Business segment and primarily coming from the increase in Business Data and Internet revenue.
Wholesale: change in Wholesale revenue was mainly driven by the planned reduction in low margin Wholesale Voice revenue by 21%, to HUF 3.1 billion for the quarter ended September 30, 2008 from HUF 3.9 billion in the prior year.
The 8% increase in higher margin Wholesale Data revenue from HUF 5.3 billion to HUF 5.8 billion partly offsets this decrease.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice In 4 273 4 870 (597) (12%)
Gross margin % 91% 90%
Mass Market Voice Out 2 278 2 933 (655) (22%)
Gross margin % 60% 50%
Mass Market Internet 2 345 2 298 47 2%
Gross margin % 83% 79%
Business 6 362 6 187 175 3%
Gross margin % 77% 76%
Wholesale Voice 3 059 3 875 (816) (21%)
Gross margin % 9% 13%
Wholesale Data 5 751 5 332 419 8%
Gross margin % 85% 89%
Total Revenue 24 068 25 495 (1 427) (6%)
For the quarter
ended September 30,

Pro-Forma Revenue Summary
for the nine month period ended September 30, 2008
Mass Market Voice In: change in Mass Market Voice In revenue for the nine months ended September 30, 2008 compared to the prior year is principally due to line churn and lower ARPUs due to lower level of tariffs driven by the market.
Mass Market Voice
Out:
change in Mass Market Voice Out revenue was principally driven by the decrease in the number of lower margin ex-Tele2 carrier select customers, resulting in revenue decrease in ex-Tele2 of 39% to HUF 3.4 billion for the nine months ended September 30, 2008 compared to HUF 5.6 billion in the same period in 2007.
Business: change in Business revenue was mainly due to the decrease at Invitel Technocom by HUF 481 million from HUF 2.5 billion for the nine months ended September 30, 2007 to HUF 2.0 billion in the nine months ended September 30, 2008.
Without Invitel Technocom, Invitel Business revenue increased by HUF 53 million between the nine months ended September
30, 2008 and 2007.
Wholesale: change in Wholesale revenue was mainly driven by the planned reduction in low margin Wholesale Voice revenue by 24%, to HUF 8.6 billion for the nine months ended September 30, 2008 from HUF 11.2 billion in the prior year. The 11%
increase in higher margin Wholesale Data revenue from HUF 15.1 billion to HUF 16.8 billion partially offsets this decrease.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice In 13 451 15 081 (1 630) (11%)
Gross margin % 91% 91%
Mass Market Voice Out 7 312 8 782 (1 470) (17%)
Gross margin % 57% 46%
Mass Market Internet 7 032 6 897 135 2%
Gross margin % 83% 79%
Business 19 022 19 450 (428) (2%)
Gross margin % 76% 76%
Wholesale Voice 8 570 11 204 (2 634) (24%)
Gross margin % 10% 11%
Wholesale Data 16 771 15 059 1 712 11%
Gross margin % 83% 85%
Total Revenue 72 158 76 475 (4 317)
(6%)
For the period
ended September 30,

Pro-Forma Segment Gross Margin Summary
for the quarter ended September 30, 2008
Mass Market Voice: change in Mass Market Voice gross margin was principally driven by the decrease in the number of lower margin ex-Tele2 carrier select customers, resulting in gross margin decrease in ex-Tele2 of HUF 0.3 billion for the quarter ended September 30, 2008 compared to the prior year. Without ex-Tele2, Invitel Mass Market Voice gross margin for the quarter ended September 30, 2008 decreased by HUF 0.3 billion or 7% compared to the prior year, primarily as a result of the decrease in the in-concession revenue.
Business: increase in Business gross margin was mainly due to the increase in Business Data and Internet gross margin at Invitel by HUF 244 million for the quarter ended September 30, 2008 compared to the prior year, offset in part by a
HUF 69 million decrease in gross margin at Invitel Technocom for the third quarter in 2008 compared to the prior year.
Wholesale: change in Wholesale gross margin was mainly driven by the planned reduction in low margin Wholesale
Voice revenue. The 3% increase in Wholesale Data gross margin is arising from increase in Invitel International
(Memorex).
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 5 249 5 863 (614) (10%)
Mass Market Internet 1 951 1 813 138 8%
Business 4 887 4 712 175 4%
Wholesale Voice 269 494 (225) (46%)
Wholesale Data 4 866 4 724 142 3%
Total Segment Gross Margin 17 222 17 606 (384) (2%)
For the quarter
ended September 30,

Pro-Forma Segment Gross Margin Summary
for the nine month period ended September 30, 2008
Mass Market Voice: change in Mass Market Voice gross margin was principally driven by the decrease in the number of lower margin ex-Tele2 carrier select customers, resulting in gross margin decrease in ex-Tele2 of HUF 0.5 billion for the nine months ended September 30, 2008 compared to the prior year. Without ex-Tele2, Invitel Mass Market Voice gross margin decreased by HUF 0.8 billion or 5% for the nine months ended September 30, 2008 compared to the prior year, mainly as a result of decrease in in-concession voice revenue.
Business: change in Business gross margin was mainly due to the HUF 249 million decrease in gross margin at Invitel
Technocom for the nine months ended September 30, 2008 compared to the prior year. Without Invitel Technocom,
Invitel Business gross margin increased by HUF 66 million or 0.5% between the nine months ended September 30, 2008 and 2007. This increase is primarily coming from Business Data and Internet.
Wholesale: change in Wholesale gross margin was mainly driven by the planned reduction in low margin Wholesale
Voice revenue. The 10% increase in Wholesale Data gross margin is arising from increase in gross margin at Invitel
International (Memorex) and more than offsets the decrease in Wholesale Voice.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 16 461 17 740 (1 279) (7%)
Mass Market Internet 5 823 5 425 398 7%
Business 14 519 14 702 (183) (1%)
Wholesale Voice 818 1 218 (400) (33%)
Wholesale Data 13 957 12 735 1 222 10%
Total Segment Gross Margin 51 578 51 820 (242) 0%
For the period
ended September 30,

Mass Market Internet
No. of lines
ARPU
140 000
130 000
120 000
110 000
100 000
90 000
80 000
70 000
60 000
50 000
10 000
9 000
8 000
7 000
6 000
5 000
4 000
3 000
2 000
1 000
0
September '07
October '07
November '07
December '07
January '08
February '08
March '08
April '08
May '08
June '08
July '08
August '08
September '08
Number of lines
ARPU

103,0%
102,5%
102,0%
101,5%
101,0%
100,5%
100,0%
Invitel ADSL in Hungary Growth rate (100%=prev. month) in %
ADSL in Hungary Growth rate (100%=prev. month) in %

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Mass Market Internet Segment
Mass Market Broadband DSL Growth
of Invitel vs. Market Growth
• Invitel continues to grow faster than the
market
Number of Mass Market Broadband
ADSL Customers and Average
Revenue Per Customer (”ARPU”)
• Consistent growth in ADSL customer
base
• Stable ARPUs
Source: NHH, National Statistics Office

Mass Market Internet Segment - IPTV
Launch:
In June 2008 service was launched allowing 3Play in ex-Invitel historical concession areas
IPTV offering is leveraged by up-selling the service to current
ADSL subscribers
Service to ex-Hungarotel concession areas will be launched in
February 2009
Service:
Superior product proposition to cable suppliers with unique
features
Customers:
As of November 1, 2008 more than 3,500 customers since the
service launch at the beginning of June 2008
Approximately 45% of current ADSL customers can be served with full Triple Play capability
We expect extension of IPTV:
Further launch to ex-Hungarotel areas in February 2009
Out LTO LLU 3Play and 2Play offerings will be launched in 2009
Facilitates ADSL growth
and reduces line churn
Initial focus is on in ex-
concession areas to
address existing
ADSL base
Service is in line
with management
expectations

September 07
October 07
November 07
December 07
January 08
February 08
March 08
April 08
May 08
June 08
July 08
August 08
September 08

September 07
October 07
November 07
December 07
January 08
February 08
March 08
April 08
May 08
June 08
July 08
August 08
September 08

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Business Data and Internet Segment
Business Internet Segment,
In and Out of Concession ADSL
Customers and Average Revenue Per
Customer (”ARPU”)
Business ADSL
13 500
14 000
14 500
15 000
15 500
16 000
16 500
17 000
17 500
18 000
No. of lines
5 000
6 000
7 000
8 000
9 000
10 000
11 000
12 000
13 000
ARPU
Number of lines ARPU
Business Data and Internet Segment,
Internet Leased Line and Data
Customers and Average Revenue Per
Customer (”ARPU”)
Stable ARPUs and Consistent Growth in Customer Base
Business Leased Line Internet & Data
11 200
11 400
11 600
11 800
12 000
12 200
12 400
12 600
12 800
13 000
No. of lines
15 000
25 000
35 000
45 000
55 000
65 000
75 000
85 000
ARPU
Number of lines ARPU

Rob Bowker Chief Financial Officer

Pro-forma Financial Information
for the nine month period ended September 30, 2008
Pro-Forma Financial Information
Amounts were translated by using
247.7 HUF/EUR
exchange rate.
Notes:
(1) Third party debt (including non cash-pay
debt) includes short and long term debt, the
2006 PIK Notes, but excludes liabilities relating
to derivative financial instruments and capital
leases.
(2) Cash pay third party debt equals third party
debt excluding the 2006 PIK Notes.
(3) Annualized Pro-forma Adjusted EBITDA is
calculated by multiplying Pro-forma Adjusted
EBITDA for the nine month period ended
September 30, 2008 by 1.33. See slides 9 and
10 for a reconciliation of Pro-forma Adjusted
EBITDA to Pro-forma Net income.
(4)
Cash interest expense is interest expense
of the Senior Credit Facilities, the 2004 Notes,
the 2007 Notes, the Bridge Loan and the
Memorex loans.
(5) Net third
party debt equals third party debt
less cash and cash equivalents.
(6) Cash
pay net third party debt equals cash-
pay third party debt less cash and cash
equivalents.
(in thousands of EUR)
Balance Sheet Data (at period end):
Cash and cash equivalents
17 111
Third party debt (1) 706 560
Cash pay third party debt (2)
552 761
Other Pro-forma Financial Data:
Annualized Adjusted EBITDA (3) 169 669
Cash interest expense (4)
62 148
Net third party debt (5) 689 449
Cash pay net third party debt (6) 535 650
Ratio of Adjusted EBITDA to cash interest expense 2.7x
Ratio of net third party debt to Adjusted EBITDA 4.1x
Ratio of cash pay net third party debt to Adjusted EBITDA 3.2x

Annualized Interest Expense
Note: The above schedule includes cash-pay and non cash-pay debt.
* : Not hedged.
**: Interest expense on the 2004 Notes and the 2006 PIK Notes is calculated based on the notional amount of EUR 142 million and EUR
155 million, respectively, without bond discount. Bond discount on the 2004 Notes and the 2006 PIK Notes was EUR 903 thousand and
EUR 878 thousand, respectively, as of September 30, 2008.
(in thousands of EUR)
Notional
Amount Maturity date
interest
rate Difference
@
09/30/2008
before hedge
closing
after hedge
closing
before hedge
closing
after hedge
closing
2007 Notes 200 000 Feb 1, 2013 7.76% 10.69% 7.76% 21 383 15 520 (5 863)
2004 Notes, net of bond discount 141 097 Aug 15, 2012 10.75% 14.96% 10.75% 21 236 15 168 (6 068)
Bridge Loan 100 000 Mar 5, 2015 9.71% * * 9 710 9 710 0
Yapi Loan 10 000 Nov 30, 2013 6.83% * * 683 683 0
Preps 1 Loan 8 000 Aug 4, 2012 7.55% * * 604 604 0
Preps 2 Loan 3 000 Aug 4, 2012 7.90% * * 237 237 0
Amended Facilities Agr. HUF tranche 13 246 Jun 30, 2011 10.33% 10.16% 10.16% 1 346 1 346 0
Amended Facilities Agr. EUR tranche 67 418 Jun 30, 2011 6.26% 9.38% 7.82% 6 324 5 272 (1 052)
Amended Facilities Agr. EUR tranche "D" 10 000 Jun 30, 2010 6.25% * * 625 625 0
Total cash-pay third party debt 552 761 62 148 49 164 (12 983)
2006 PIK Note, net of bond discount (**) 153 798 Apr 15, 2013 13.01% * * 20 123 20 123 0
Total third party debt 706 560 82 271 69 288 (12 983)
Effective interest rate as a
result of hedging
Calculated annualized
interest expense

Hedging I.
EUR 67.4 million of the outstanding principal debt balance from our Amended Facilities Agreement is denominated in euros and EUR 13.2 million is denominated in Hungarian forint. All of the 2007 Notes and the 2004 Notes are denominated in euros. In order to reduce our exposure to the fluctuations in interest rates and the EUR/HUF currency exchange rates, we entered into cross-currency interest rate swap agreements and an interest rate swap agreement in 2007 pursuant to which we fixed a total of
EUR 455.6 million of this debt balance at an average EUR/HUF currency exchange rate of EUR/HUF
261.20.
The EUR 67.4 million outstanding balance under the Amended Facilities Agreement which is denominated in euros and the 2007 Notes provide for variable rates of interest tied to EURIBOR, which interest is payable in euros.  In order to reduce our exposure to variable interest rates and fluctuations in the EUR/HUF currency exchange rate, we entered into cross-currency interest rate swap agreements pursuant to which we swapped variable rate euro interest payments for fixed rate forint payments.
The 2004 Notes provide for a fixed rate of interest which is payable in euros. In order to reduce our exposure to fluctuations in the EUR/HUF exchange rate, we entered into a cross-currency interest rate swap arrangement pursuant to which we swapped fixed rate euro interest payments for fixed rate forint payments.
The EUR 13.2 million portion of the Amended Facilities Agreement which is denominated in HUF provides for a variable rate of interest tied to BUBOR, which interest is payable in Hungarian forint. In order to reduce our exposure to a variable interest rate, we entered into an interest rate swap arrangement pursuant to which we swapped variable rate Hungarian forint interest payments for fixed rate forint payments.
Since their inception in May 2007, these arrangements have had a net negative effect to our cash flow of HUF 5.8 billion (approximately $34.3 million).

Hedging II.
In October 2008 we entered into numerous transactions which resulted in the effective unwinding of a substantial portion of our hedging positions. We effectively terminated the cross-currency interest rate swap arrangements with respect to the 2004 Notes and the 2007 Notes. We also effectively terminated
50% of the cross-currency interest rate swap arrangement with respect to the EUR 67.4 million portion of the Amended Facilities Agreement which is denominated in euros.
The aggregate cost to effectively terminate these arrangements is approximately EUR 9 million
(approximately $12.9 million), payable during the term of the arrangements, (August 2009 with respect to the hedging arrangements related to the 2004 Notes and the 2007 Notes and June 2011 with respect to the hedging arrangements relating to Amended Facilities Agreement).
Invitel hedging policy
Foreign exchange risk:
- The Company hedges at least 50% of the debt service payments due in the next two years at any time
- Non-cash payment debt instruments are not hedged as there is no cash-flow risk associated
Interest rate risk:
- The Company hedges at least 50% of the debt service payment due in the next two years at any time
- Non-cash payment debt instruments are not hedged as there is no cash-flow risk associated

Repayment of Senior Cash-Pay Debt
Note: The above schedule includes cash-pay debt only and thus excludes the repayment schedule of the 2006 PIK Notes.
(in thousands of EUR)
Secured bank
facility loan
repayments
HUF tranche
Secured bank
facility loan
repayments
EUR tranche
Secured bank
facility loan
repayments
EUR tranche "D"
2004 Notes,
net of bond
discount
2008
Notes
Bridge
Loan
Memorex
Austria
Preps
Loans
Memorex
Turkey
Yapi
Loan
Total debt
service
2008 1 093 5 564 328 6 985
2009 4 630 23 566 1 957 30 153
2010 5 273 26 839 10 000 1 974 44 085
2011 2 250 11 449 1 974 15 673
2012 141 097 11 000 1 974 154 071
2013 200 000 1 794 201 794
2014 -
2015 100 000 100 000
13 246 67 418 10 000 141 097 200 000 100 000 11 000 10 000 552 761

Free Cash Flow Quarterly Run-Rate
Note:
Net cash flow used in investing activities includes acquisition of telecommunications network equipment and other intangible assets.
Cash interest paid does not include the impact of hedging.
Loan repayments include repayments of our Senior Bank Facility Loan.
Memorex is included from March 5, 2008 the date of the Memorex acquisition.
All amounts were translated into EUR by using an exchange rate of 250 HUF/EUR.
(in thousands of EUR)
Q1 Q2 Q3
Net cash provided by operating activities 25 880 35 516 42 440
Net cash flow used in investing activities - Memorex (990) (7 198) (5 211)
Net cash flow used in investing activities (12 927) (15 912) (14 603)
Free cash flow before debt service 11 963 12 406 22 626
Cash interest paid (13 802) (8 651) (15 958)
Loan repayments (6 434) (5 966) (6 095)
Free cash flow after debt service (8 273) (2 211) 574
2008

2008.09.01
2008.09.03
2008.09.05
2008.09.07
2008.09.09
2008.09.11
2008.09.13
2008.09.15
2008.09.17
2008.09.19
2008.09.21
2008.09.23
2008.09.25
2008.09.27
2008.09.29
2008.10.01
2008.10.03
2008.10.05
2008.10.07
2008.10.09
2008.10.11
2008.10.13
2008.10.15
2008.10.17
2008.10.19
2008.10.21
2008.10.23
2008.10.25
2008.10.27
2008.10.29
2008.10.31
2008.11.02
2008.11.04
2008.11.06
2008.11.08
2008.11.10
2008.11.12

HUNGARIAN TELEPHONE AND CABLE CORP
invitel

Foreign exchange rates during the period
HUF / EUR Sep-Oct 2008
235,00
240,00
245,00
250,00
255,00
260,00
265,00
270,00
275,00
280,00
8,00%
8,50%
9,00%
9,50%
10,00%
10,50%
11,00%
11,50%
12,00%
12,50%
HUF/EUR NBH rate increase ECB rate cut FED rate cut Hedge close 3m BUBOR
09.15: Lehman
Brothers
announce
bankruptcy
Announcement
of acquisition of
Merrill Lynch
10.29: IMF
package is
above
expectations
10.26: Rumors
on Hungarian
IMF package
10.06: Crisis in
Iceland
10.15: Rumors
on OTP liquidity
problems
10.15: The
Prime Minister's
announcement
on possible IMF
help
10.09:
Meltdown of
Hungarian bond
market
10.21:300 bp increase of
Prime rate of NBH

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA (for HTCC,
Invitel, Tele2 Hungary and Memorex, together the ”Company”), in this presentation. Reconciliations of the differences between Adjusted EBITDA for the Company and the most directly comparable financial measure calculated and presented in accordance with GAAP is included in this presentation on a pro-forma basis. As the business combination of the Company and Memorex has just been recently consummated, Adjusted
EBITDA for Memorex is derived from and reconciled to estimated Memorex revenues, based on estimates derived by HTCC management from financial information available to HTCC management without unreasonable efforts on its part and which, as described below, provides information that HTCC management believes is useful for investors. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-
GAAP financial measures have certain shortcomings. In particular, these EBITDA measurements do not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.
Appendix